

Windtree Therapeutics

Company Overview

October, 2021

(NASDAQ: WINT)

WINDTREE THERAPEUTICS™

Forward-Looking Statements

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements, among other things, include statements about the Company's clinical development programs, business strategy, outlook, objectives, plans, intentions, goals, future financial conditions, future collaboration agreements, the success of the Company's product development activities, or otherwise as to future events. The forward-looking statements provide our current expectations or forecasts of future events and financial performance and may be identified by the use of forward-looking terminology, including such terms as “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “will,” “should,” “could,” “targets,” “projects,” “contemplates,” “predicts,” “potential” or “continues” or, in each case, their negative, or other variations or comparable terminology, though the absence of these words does not necessarily mean that a statement is not forward-looking. We intend that all forward-looking statements be subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. These risks and uncertainties are further described in the Company's periodic filings with the Securities and Exchange Commission (“SEC”), including the most recent reports on Form 10-K, Form 10-Q and Form 8-K, and any amendments thereto (“Company Filings”). Moreover, we operate in an evolving environment. New risks and uncertainties may emerge from time to time, and it is not possible for management to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Under no circumstances shall this presentation be construed as an offer to sell or as a solicitation of an offer to buy any of the Company's securities. In addition, the information presented in this deck is qualified in its entirety by the Company Filings. The reader should refer to the Company Filings for a fuller discussion of the matters presented here.

Windtree Therapeutics Highlights

- Biopharmaceutical and medical device company with **four advanced clinical programs** spanning cardiovascular and respiratory disease states (NASDAQ: WINT)

- Clinical programs focused on **significant markets with high unmet needs and with supportive regulatory paths**:
  - Two clinical programs received Fast Track and Orphan Drug Designations; one program with potential for Breakthrough Designation

- **Multiple clinical and business milestones** which may have the potential to be growth catalysts

- **Highly experienced** management team and company leadership

Windtree Therapeutics Pipeline

	Lead Products	Pre-	Phase I	Phase II	Phase III	Next Milestone
FDA Fast Track Designation	**Istaroxime** (Acute Heart Failure)			Phase 2b		▪ Study start up ongoing for second Phase 2b clinical trial in ~300 patients targeted to start once clinical trial operations are fully funded
Potential for Breakthrough designation	**Istaroxime** (Early Cardiogenic Shock)			Phase 2		▪ Ongoing clinical study in ~60 patients in early cardiogenic shock; Trial completion currently planned Q4 2021 with data shortly thereafter
	Oral SERCA2a Activators (Chronic HF; potentially HFpEF)			Preclinical		▪ Chronic and Acute Heart Failure ▪ Target for collaboration/partnership
FDA, EMA Orphan Drug for RDS	**KL4 Surfactant – COVID 19** (COVID 19 Pilot; Possible invasive Tx for RDS in neonates)			Phase 2		▪ IND Accepted; Initiated trial Q1 2021; Trial completion planned Q4 2021 with data shortly thereafter
FDA Fast Track Designation, Orphan Drug	**AEROSURF** (KL4 surfactant Drug/Device Tx for RDS)			Phase 2b		▪ Bridge study in ~80 patients with new ADS to be funded and executed by licensee
	Rostafuroxin (Genetically Associated HTN)			Phase 2b		▪ Out-licensing opportunity

WINDTREE THERAPEUTICS

Strategy for Value Creation
Planned Milestones

To be updated once full assessment of potential COVID-19 impact to trial conduct is fully understood



2021
2022
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Clinical Milestones
Istaroxime
Early Cardiogenic Shock Study
Data
Meet w/ FDA
Next Study: Early Cardiogenic Shock*
Istaroxime
Acute Heart Failure Study
(transition to Phase 3)**
Data, then EOP2 Mtg into Ph3, potential partnering
KL4 Surfactant
COVID-19 Lung Injury Treatment
Data
AEROSURF
AEROSURF Bridging Study (paid and executed by partner)
Timing TBD:
Potential partnering ex-Asia, data; transition to ph3
Advance Pre-Clinical Oral SERCA2a Activator Heart Failure Agents
Corporate Milestones
SERCA2a & CV deal process
Rosta deal process (potential for out-license)

*study initiation pending positive data, regulatory input and adequate funding
**study initiation pending adequate funding

Istaroxime

Dual Mechanism
SERCA2a Activator

Acute Heart Failure and Early Cardiogenic Shock



WINDTREE THERAPEUTICS

Heart Failure – Large, Growing Market But Underserved

The prevalence and mortality of heart failure is high and increasing

- 6M U.S., 20M+ worldwide patients
- #1 cause of U.S. hospitalization in patients > 65 years old;
  - > 1.3M admissions annually (U.S.) ~1.5M admissions annually (E.U.)
- In-patient mortality up to 7%; 30-day mortality can exceed 10%
- Most expensive of the Medicare diagnoses; U.S. hospitals >$18B annually
- There has not been meaningful new pharmacologic advancements in acute heart failure for decades

Lack of therapeutic advances led the FDA to issue new Heart Failure Guidance in July 2019 for greater development flexibility in acceptable endpoints, specifically acknowledging mortality is not required



Sources: American Heart Association; DRG Data

Acute Heart Failure – Significant Unmet Clinical Need



- **Clinical objectives for AHF patient management include:**
  - Relieve pulmonary congestion and general edema (e.g., “dry out”) with IV diuretics
  - Improve cardiac function and peripheral/organ perfusion
  - Achieve stable, fully compensated clinical state
  - Transition to oral, outpatient medicines (for chronic management of heart failure)



- **Current approaches to acutely improve cardiac function are associated with unwanted effects**:
  - Heart rhythm disturbances
  - Increased heart rate and myocardial oxygen demand
  - Decreased blood pressure
  - Potential damage to the heart muscle
  - Worsening renal function
  - Mortality
- **Patients with low blood pressure (SBP) and peripheral hypoperfusion are high risk**, challenging patients who are also **generally resistant to diuretic therapy and often discharged in a sub-optimal state**

1) ADHERE Registry, n=48,567; JAMA 2006
2) European Journal of Heart Failure; Voors, PRE-RELAX AHF Study; 2011; 13

Istaroxime – Novel First-in-Class Therapy

Novel intravenous agent designed to **improve systolic contraction** and **diastolic relaxation of the heart**

Dual Mechanism of Action

1 Inhibition of the sodium-potassium pump and effects on the sodium-calcium exchanger results in increased contraction

Istaroxime

2 Stimulation of SERCA2a activity enhances calcium reuptake resulting in improvement of the diastolic relaxation (greater fill volume) and subsequent contraction cycle

Impact on both systolic and diastolic dysfunction


Istaroxime
SERCA
Sarcomere
Ryanodine receptor
Sarcoplasmic Reticulum
Cytoplasm
Plasma membrane of cardiomyocyte

WINDTREE THERAPEUTICS

Istaroxime AHF Phase 2a & 2b Studies – Summary

Multicenter, double blind, placebo-controlled, parallel group in 240 patients

Phase 2a	n=**120** ADHF Patients	Dosing= **0.5, 1, 1.5** µg/kg/min	**6** hour Infusion	• Primary: PCWP significantly improved • Stroke Vol & SBP – significant increase • Heart Rate (HR) - lowered
Phase 2b	n=**120** ADHF Patients (dyspnea plus need for IV furosemide ≥ 40mg)	Dosing= **0.5, 1.0** µg/kg/min	**24** hour Infusion	• Primary: E/e' (echocardiographic assessment of PCWP) was significantly improved by both doses • Heart rate decreased and stroke volume increased • Istaroxime maintained / increased systolic blood pressure • Renal function tended to improve • No evidence for increased risk of arrhythmia or increases in troponin • Generally well tolerated (nausea and infusion site discomfort were most common AEs)

Positive Phase 2 trial results demonstrated improved cardiac function without unwanted side effects of existing therapies

WINDTREE THERAPEUTICS

Primary Endpoint Achieved

Significant Changes in E/e' Ratio[1] and Stroke Volume

istaroxime 0.5 µg/kg/min vs. placebo

istaroxime 1.0 µg/kg/min vs. placebo


E/e' Ratio
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
Infusion period
*
* p-value = 0.029
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min

E/e'


E/e' Ratio
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
-6.0
-7.0
*
*
Infusion period
* p-values ≤ 0.034
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min


SVI (ml/beat/m2)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
*
Infusion period
* p-value = 0.031
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/kg/min

Stroke Volume


SVI (ml/beat/m2)
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
*
Infusion period
* p-value = 0.009
Baseline
6 hours
24 hours
48 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/kg/min

WINDTREE THERAPEUTICS

1) E/e' echocardiographic assessment of PCWP; Note: Data shown as means and standard errors

Systolic Blood Pressure Increased During Treatment and Renal Function Tended to Improve

istaroxime 0.5 µg/kg/min vs. placebo | **istaroxime 1.0 µg/kg/min vs. placebo**

Systolic Blood Pressure (SBP)



Change in SBP (mmHg)
12
9
6
3
0
-3
-6
-9
*
Infusion period
Baseline
6 hours
24 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



Change in SBP (mmHg)
12
9
6
3
0
-3
-6
-9
**
*
**
Infusion period
* p-value = 0.011, ** p-values ≤ 0.006
Baseline
6 hours
24 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

GFR (Renal Function)



eGFR (mL/min/m2)
20
15
10
5
0
-5
-10
-15
-20
Infusion period
Baseline
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



eGFR (mL/min/m2)
20
15
10
5
0
-5
-10
-15
-20
*
Infusion period
* p-value = 0.044
Baseline
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

Data shown as means and standard errors

Heart Rate Decreased and No Increases in Cardiac Troponins

istaroxime 0.5 µg/kg/min vs. placebo


Change in Heart Rate (bpm)
Infusion period
* p-value = 0.014
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min

istaroxime 1.0 µg/kg/min vs. placebo


Infusion period
* p-value = 0.011,
** p-values ≤ 0.005
Baseline
3 hours
6 hours
12 hours
24 hours
48 hours
72 hours
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

Heart Rate

cTnT – 0 to 24 hours



Cardiac TnT (Myocardial Damage)

cTnT – 24 to 72 hours



Favorable Profile Observed with 24-hour Holter Monitoring

May Have Protective Effect on Cardiac Arrhythmias



Clinically Significant Arrhythmias
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
10.5%
2.4%
10.5%
2.4%
10.5%
2.4%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



Clinically Significant Arrhythmias
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
20.0%
10.0%
20.0%
10.0%
20.0%
12.5%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min



Ventricular Tachycardia
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
47.4%
43.9%
47.4%
46.3%
42.1%
31.7%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 1
Istaroxime 0.5 µg/Kg/min



Ventricular Tachycardia
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
40.0%
50.0%
60.0%
60.0%
60.0%
50.0%
Baseline
Day 1 (Infusion)
Day 2
Placebo - Cohort 2
Istaroxime 1.0 µg/Kg/min

WINDTREE THERAPEUTICS

PVCs (n°/24 hours) shown as median, ventricular tachycardia and clinically significant arrhythmias shown as percentage of patients

Istaroxime – Acute Heart Failure
Next Steps

Objective: Optimize therapy and employ study enrichment strategies to create strong Phase 3 and partnership position

Execute an additional study designed to complete Phase 2 and inform Phase 3

- 300 patients, 60 centers globally*

Enrich therapeutic impact by **leveraging characteristics in target population** whose needs match the unique attributes of istaroxime: **patients with low blood pressure and/or diuretic resistance**

Increase infusion time to >24 hours in pursuit of dose optimization

- Executing FDA required 14-day dog toxicology study to support longer dosing

Primary endpoint will again be E/e', but also **obtain data on measures that will inform Phase 3 design and pivotal endpoint**

Study start up underway for initiation with adequate funding; ~18 months to execute

* Estimates

Istaroxime

Early Cardiogenic Shock

Additional potential indication in active clinical development



Cardiogenic Shock



Cardiogenic shock is a **severe presentation of heart failure** characterized by **very low blood pressure and hypoperfusion** accompanied by high PCWP and decreased urine output

- Caused by severe impairment of cardiac function that results in diminished cardiac output, end-organ hypoperfusion and hypoxemia
- Commonly requires pharmacological or mechanical intervention to increase SBP to >90mmHg and improve tissue perfusion
- High in-hospital mortality (~30-40%) and substantial morbidity in survivors[1]
- Represents an approximate $1.25B total market potential[2]

1) Kolte D, American Heart Association; 2014 Jan 13
2) Estimates from claims data and epi data September 2021, multiplied by assumed various regional prices

Early Cardiogenic Shock Treatment

Istaroxime Potential Opportunity to Address Significant Unmet Need

- **No satisfactory pharmacological intervention to reverse the conditions**
  - Available therapies have unwanted side effects such as risk for arrhythmias, decreasing blood pressure, renal dysfunction and even increases in mortality that limit their usefulness and position them as "rescue medicines" for severe cases
- **A therapy that can be used earlier to rapidly improve blood pressure and cardiac function without unwanted side effects is needed**

Market Research[1]

100 U.S. Cardiologists** questioned on degree of **unmet need for new innovative pharmacologic treatments for ECS

Clinical Cardiologists Treaters


1
99
Highly Needed
Low Need

84% of the cardiologists responded they would be likely to extremely likely to use istaroxime for early cardiogenic shock patients

Majority responded they would position utilization before use of other existing classes of therapies such as inotropes and vasopressors

WINDTREE THERAPEUTICS

1) Market research conducted by Sermo, a leading provider of realtime physician insights

Early Cardiogenic Shock Treatment

Istaroxime Potential Opportunity for Accelerated Pathway

FDA Regulatory Commentary with Break-Through Therapy Designation Potential

Sponsors are potentially **not required to show benefit other than an increase in blood pressure to support approval of drugs to treat hypotension in the setting of shock**[1]
(Precedent: NDA for Giapreza® (IV Angiotensin II), approved in 2017 for increasing MAP in distributive shock – a different type of shock, not a competitor to istaroxime in early cardiogenic shock)[2]

Precedent indicates potential accelerated regulatory pathway and review opportunities

Potential for a complementary program that may have a scale which is faster and less expensive than the fundamental, larger AHF development program

WINDTREE THERAPEUTICS

1) Kosaraju A, Hai O. Cardiogenic Shock. [Updated 2019 Jan 25]. In: https://www.ncbi.nlm.nih.gov/books/NBK482255/
CSRC Think Tank - July 24, 2019
2) Senatore et al., Am J Cardiovasc Drugs, February 2019, Volume 19, Issue 1, pp 11–20 (https://doi.org/10.1007/s40256-018-0297-9)

Changes in SBP – Phase 2a and 2b Dose Groups

Istaroxime Has Potential to Improve Blood Pressure and Organ Perfusion



20.0
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
SBP Mean Change ± SE (mmHg)
2a Study
2b Study
2a Study
2b Study
2a Study
0.5 µg/kg/min
1.0 µg/kg/min
1.5 µg/kg/min
Study/Dose
6 Hours
24 Hours

Mean SBP at Baseline ~112 mmHg

WINDTREE THERAPEUTICS

Istaroxime

Early Cardiogenic Shock Study

Ongoing early cardiogenic shock study:

Clinical strategy: Start development with patients in early cardiogenic shock caused by severe heart failure

~60 patients in early cardiogenic shock (SBP 75-90mmHg) with AHF in the EU and US

1.0 - 1.5µg/kg/min target dose for 24 hours

- Primary endpoint is SBP AUC at 6 hours
- Other measures include: arrhythmias, SBP AUC at 24 hours, echo measures, etc.

Timing: *Trial completion planned in Q4, 2021 with data shortly thereafter*

Clinical Objectives / "What Good Looks Like":

1. Rapid, meaningful improvement in SBP (to $\geq$90mmHg)
2. Improved systolic and diastolic cardiac function
3. Acceptable safety profile
   - without increasing heart rate, arrhythmias or renal damage
4. Support registration program
   - possible accelerated pathway

WINDTREE THERAPEUTICS

Next Generation, Oral SERCA2a Activators

Acute and Chronic Heart Failure Platform

The Company also has pre-clinical programs on product candidates including:

Selective SERCA2a Activators

- **Oral & i.v.** therapies for chronic heart failure (CHF) and AHF
- Attractive approach for **heart failure with preserved ejection fraction (HFpEF)**

Dual Mechanism, (SERCA2a & Na+/K+) Compounds

- **"Next generation Istaroxime"** as oral/i.v. for **in-patient acute and out-patient chronic use**

These next generation agents help form complete chronic and acute heart failure treatment portfolio for both licensing/partnership and potential commercialization

WINDTREE THERAPEUTICS

Summary

Potential to Create Value

- Acute heart failure – large market with significant unmet need
  - Istaroxime appears to be the only drug in Phase 2 or Phase 3 development for AHF treatment
- Istaroxime – dual-mechanism therapy with positive Phase 2a and 2b trial outcomes:
  - ✓ Improved cardiac function
  - ✓ Uniquely improved SBP and renal function
  - ✓ Favorable safety profile compared to existing therapies
- Creating strong Phase 3 position: planned Istaroxime study will leverage unique profile in a target population that may most benefit from Istaroxime, dose longer and include measures that would inform the Phase 3
- Potential accelerated path to approval: Istaroxime Early Cardiogenic Shock study with data expected in 2H 2021
  - Opportunity for Breakthrough
- Next generation, oral SERCA2a activators in early development create a multi-asset, chronic and acute heart failure platform

Lyo Lucinactant

Synthetic KL4 Surfactant

Lung Injury in COVID-19 Patients



COVID-19 and ARDS Have Significant Negative Impact on Surfactant-Related Lung Function



Uses angiotensin-converting enzyme 2 (ACE2) for entry into host cells



ACE2 is surface molecule on alveolar Type 2 lung cells – the source of surfactant



Surfactant is necessary for lungs to stay inflated and for proper gas exchange; Type 2 cell damage results in impaired surfactant production



Increased likelihood of mechanical ventilation

- COVID-19 infection can cause serious lung injury resulting in acute respiratory distress syndrome (ARDS) – condition with high mortality and no approved drug therapies, where **surfactant abnormalities** are an important factor
- Recent publications suggest that **lung fibrosis** and severe **interstitial changes** occur in COVID-19 patients who developed ARDS [1, 2, 3]
  - Changes resemble those seen in **premature infants** who are initially ventilated due to RDS and later develop bronchopulmonary dysplasia (BPD)
- **KL4 surfactant** significantly reduced mortality in a pre-clinical study of highly pathogenic avian (H5N1) influenza


Percent Survival (%)
100
80
60
40
20
0
AVD
KL4
WFI
0
2
4
6
8
10
12
14
Days of Study

KL4 = aerosolize KL4 surfactant, WFI = aerosolized water (control),
AVD = aerosolized KL4 surfactant + antiviral

1) Bernheim, A., X. Mei, et al. (2020). "Chest CT Findings in Coronavirus Disease-19 (COVID-19): Relationship to Duration of Infection." Radiology: 200463.
2) Hosseiny, M., S. Kooraki, et al. (2020). "Radiology Perspective of Coronavirus Disease 2019 (COVID-19): Lessons From Severe Acute Respiratory Syndrome and Middle East Respiratory Syndrome." American Journal of Roentgenology: 1-5.
3) Song, F., N. Shi, et al. (0). "Emerging 2019 Novel Coronavirus (2019-nCoV) Pneumonia10.1148/radiol.2020200274." Radiology 0(0): 200274

Surfactant Administration in Severe COVID-19 Lung Injury May Have Potential to Provide Significant Benefits





- Synthetic KL4 surfactant may mitigate surfactant deficiency and resist widespread surfactant destruction that can occur as a result of COVID-19
- Synthetic KL4 surfactant removes any immunological concerns and has manufacturing scalability versus animal-derived surfactants

Pre-clinical and clinical evidence shows surfactant replacement therapy has potential to:

Improve

- Lung function
- Gas exchange and oxygenation
- Lung compliance

Decrease

- Inflammation in the lung which may decrease lung damage, facilitate recovery and decrease mechanical ventilation

Phase 2 study of Lucinactant (KL4 Surfactant) for Treatment of COVID-19

Objective: demonstrate safe and tolerable surfactant administration and changes in physiological parameters in COVID-19-associated lung injury and ARDS

- Up to 20 patients from 4-5 US sites and up to 4 sites in Latin America
- Dosing through the endotracheal tube, target 80 mg TPL/kg; repeat dosing based on improvement in oxygenation
- Outcome measures include:
  - Safety and tolerability of administration
  - Physiologic response: Oxygenation Index (OI)
  - Lung compliance on the ventilator

Trial completion planned in Q4 2021 with data shortly thereafter

If study outcomes are favorable, plan to seek non-dilutive grant funding to expand the acute lung injury program

AEROSURF

Synthetic KL4 Surfactant with
Proprietary Aerosol Delivery System

Respiratory Distress Syndrome (RDS)





Respiratory Distress Syndrome (RDS)

Current Treatment Pathways

- Surfactant helps keep lungs open between breaths and gas exchange
- Premature infants experience respiratory distress syndrome ("RDS") due to lungs lacking endogenous surfactant
- Physicians must choose between invasive surfactant delivery with known, significant complications or non-invasive nasal continuous positive airway pressure (nCPAP) alone (that often fails without surfactant)






	AEROSURF	Current Treatment	
	Non-Invasive Synthetic Surfactant	**Invasive Surfactant (~40%)**	**nCPAP Only (~60%)**
Surfactant	▪ Proprietary Synthetic KL4 surfactant(1): – Structurally similar to human lung surfactant	▪ Animal derived	▪ None
Method of Delivery	▪ Proprietary aerosol delivery system (ADS) with nCPAP	▪ Intubation usually in combination with mechanical ventilation	▪ Nasal prongs
The AEROSURF Difference	▪ **Timely surfactant therapy delivered non-invasively to avoid potential complications** ▪ **Improves respiratory parameters** ▪ **Potential for decreased nCPAP failures and decreased need for invasive intubation and decreased rates of bronchopulmonary dysplasia (BPD)**	▪ **Timely therapy, but exposure to known significant complications associated with invasive intubation**	▪ **Avoid exposure to significant complications** ▪ **Foregoing surfactant treatment results in notable nCPAP failure rate and intubations**

1) Liquid KL4 surfactant for RDS approved by the FDA. Lyophilized KL4 currently being developed for AEROSURF

WINDTREE THERAPEUTICS

AEROSURF® – Potential to Impact the Clinical Course of RDS

Building Evidence From Nearly 400 Patients Studied


Noninvasive RDS treatment
Improved Respiratory Parameters
Decreased Rate of nCPAP Failures
Less Intubation and Respiratory Support Required
Reduced Rates and Severity of BPD
Long-Term Outcomes
Study results show evidence of potential impact on clinical course of RDS and respiratory health of preterm infants

WINDTREE THERAPEUTICS

AEROSURF® Program Evolution and Strategy

Mitigating Risks and Strengthening Our Approach

Program Evolution

✓ Completed three Phase 2a and 2b trials

✓ Demonstrated efficacy in reducing nCPAP failure, need for intubation and BPD with a generally positive safety profile

✓ Transitioned to the newly-developed ADS

Program Strategy

1. Execute small (n=~80 - 90) Bridging Study to transition to EOP2/Phase 3:
   - Demonstrate that new ADS works and supplement Phase 2 data
   - Optimize dosing with more drug and shorter repeat intervals
2. Leverage partnership with Lee's to execute in Asia (the largest market) and fund the above study in non-dilutive manner
   - May allow Windtree to do more investment across adult applications (i.e. lung injury, acute cardiovascular programs)
3. Continue business development for potential additional partnerships and licensing ex-Asia

Financial Summary & Capitalization as of June 30, 2021

- Cash & Equivalents of ~$30.0 million

Securities	Common Equivalents as of June 30, 2021
Common Stock	26,704,456
Options (WAEP $11.30)	3,266,141
Warrants (WAEP $9.43)	16,628,802
Fully Diluted Equivalents	46,599,399

Strategy for Value Generation

- **Strong Clinical Execution to Deliver Milestones**: Execute well our late-stage clinical programs for achievement of milestones and news flow that may be growth catalysts
- **Transactions**:
  - Secure focused BD transactions for deal revenue and non-dilutive financial support of clinical development
  - Progress heart failure platform to an attractive and valuable position for global partnership (while retaining US co-promotion rights)
- **Optimization**: Bring in new, well suited development opportunities and transactions

www.windtreetx.com

Windtree Therapeutics



"Striving to Deliver Hope for a Lifetime!"

Appendix

Acute Heart Failure

Significant Healthcare Issue with Significant Unmet Clinical Need

- **Patients with low blood pressure (SBP) and peripheral hypoperfusion are high risk,** challenging patients. These patients are also **generally resistant to diuretic therapy and often discharged in a sub-optimal state**
  - Low SBP in-patient mortality approximately two-fold greater than normal/high SBP[1]
  - There is a direct relationship between early drop in SBP and worsening renal function in acute heart failure[2]

In-Hospital Mortality Rates by Admission Systolic Blood Pressure Deciles (n = 48,567)



In-Hospital Mortality, %
0
1
2
3
4
5
6
7
8
9
10
11
50-104
105-114
115-123
124-131
132-139
140-147
148-156
157-168
169-188
189-300
Admission Systolic Blood Pressure Deciles, mm Hg (N=48567)

Gheorghiade, M. et al. JAMA 2006;296:2217-2226.

Early drop in systolic blood pressure and worsening renal function in Acute Heart Failure: renal results of Pre-RELAX-AHF Study



Probability of WRF
0.0
0.2
0.4
0.6
0.8
1.0
-100
-80
-60
-40
-20
0
20
40
60
Change in SBP (mmHg)

Voors, A. et al. European Journal of Heart Failure 2011; 13;961-967

1) ADHERE Registry, n=48,567; JAMA 2006
2) European Journal of Heart Failure; Voors, PRE-RELAX AHF Study; 2011; 13

WINDTREE THERAPEUTICS

Istaroxime Phase 2a (HORIZON-HF) Study

- Multicenter, double blind, placebo-controlled, doses 6-hour infusion of istaroxime 0.5, 1.0, 1.5 ug/kg/min, conducted in the EU
- Hospitalized with AHF, with criteria including:
  - LVEF ≤ 35%
  - SBP 90-150 mmHg
- N=120 (30/group)
- Significant improvement in PCWP, SBP, heart rate was lower. Istaroxime was generally well tolerated with no unexpected adverse events

Primary Endpoint:
PCWP Significant Improvements



mmHg
time (hours)
Placebo
Istar 0.5, p = 0.003
Istar 1.0, p = 0.014
Istar 1.5, p < 0.001

Dose-dependent Increase in SBP



mmHg
time (hours)
Placebo
Istar 0.5, p = 0.08
Istar 1.0, p = 0.005
Istar 1.5, p < 0.001

WINDTREE THERAPEUTICS

Istaroxime Phase 2b Adverse Events

Event	Pooled placebo (n=39)	istaroxime 0.5 mg/Kg/min (n=41)	istaroxime 1.0 mg/Kg/min (n=40)
All adverse events	23 (59.0%)	31 (75.6%)	33 (82.5%)
Adverse events leading to discontinuation	1 (2.6%)	-	4 (10.0%)
Serious adverse events	2 (5.1%)	2 (4.9%)	6 (15.0%)
Cardiac death	-	-	1 (2.5%)
Cardiogenic shock	-	-	1 (2.5%)*
Cardiac failure	1 (2.6%)	2 (4.9%)	3 (7.5%)
Renal embolism	-	-	1 (2.5%)
Transient ischemic attack	1 (2.6%)	-	-
Hyperventilation	1 (2.6%)	-	-
Hypotension	1 (2.6%)	-	-
Adverse Drug Reactions†	10 (25.6%)	23 (56.1%)	25 (62.5%)
Cardiovascular††	**9 (23.1%)**	**4 (9.8%)**	**7 (17.5%)**
Gastrointestinal‡	2 (5.1%)	4 (9.8%)	14 (35.0%)
Infusion site pain/inflammation	-	20 (48.8%)	13 (32.5%)

Note: data shown as n° patients (%) - patients can have more than one event during the 30-day follow up period
* Same patient who then died, and 1 additional death occurred at Day 31 (cardiac death) outside the 30 day window
† Adverse Drug Reactions are AEs related to study drug
††Most common - arrhythmia, atrial fibrillation, cardiac failure, ventricular tachycardia
‡ Most common - abdominal pain, nausea, vomiting, diarrhoea

WINDTREE THERAPEUTICS

KL4 Surfactant Significantly Reduced Mortality in a Pre-Clinical H5N1 Study

H5N1 Study – With and Without Anti-Viral Agent

- Ferrets Infected with highly pathogenic avian (H5N1) influenza
- Results in significant viral and inflammation related lung damage that is substantially ameliorated by KL4 surfactant treatment



Daily dosing
100
80
60
40
20
0
H5N1
AVD
KL4
WFI
Percent Survival (%)
0
2
4
6
8
10
12
14
Days of Study



KL4
WFI
AVD
Day 5 (100X)
Scattered
Histiocytes
Day 5 (100X)
Necrotizing
inflammation
Day 5 (100X)
Interstitial edema/
inflammation
Day 14 (100X)
Normal bronchiole
and alveoli
Day 14 (100X)
Persisting inflammation
Neutrophils in alveoli
Day 14 (100X)
Persisting histiocytes
and inflammation

KL4 = aerosolize KL4 surfactant, WFI = aerosolized water (control), AVD = aerosolized KL4 surfactant + antiviral

Evidence of KL4 Surfactant Potential Utility in COVID-19

Demonstrated Utility Across Various Respiratory Distress

We have been evaluating the applicability of KL4 surfactant for multiple etiologies of lung injury as well as pandemic influenza long before the COVID-19 pandemic

Demonstrated Utility of KL4	
Extensive Studies in Acute Lung Conditions:	▪ 13 studies for intratracheal administration including RDS, BPD, acute hypoxemic respiratory failure and adults with ARDS ▪ 2,148 patients enrolled | 1,028 treated ▪ Aerosolized KL4 surfactant studied in 366 subjects enrolled, 223 subjects treated
SARS and Subsequent Support for Acute Lung Injury Studies	▪ ~$10M of NIH support for clinical and non-clinical programs including lung protection studies involving viral infections with H1N1 and RDS ▪ CEO testified before congressional committee regarding KL4 for the treatment of SARS
American Thoracic Society Presentation	▪ KL4 surfactant has the potential to be employed to protect the lung and reduce mortality in patients exposed to highly pathogenic influenza as well as against pandemic strains

In May 2018 data from a preclinical animal model of a **highly pathogenic H5N1 viral** pneumonia was presented showing aerosolized KL4 surfactant reduced lung damage and improved overall survival

Respiratory Distress Syndrome (RDS)

Current Treatment Pathways

Premature infants experience RDS due to underdeveloped lungs lacking endogenous surfactant. Surfactant helps keep lungs open between breaths and proper gas exchange


~40%

Initial treatment options include invasive and noninvasive methods:


~60%

Surfactant therapy + Invasive mechanical ventilation (IMV)	vs.	nCPAP support until endogenous surfactant production
• Animal-derived surfactant • Delivered via intubation, usually in combination with mechanical ventilation		• Noninvasive nasal delivery of continuous positive airway pressure (nCPAP) • Supports breathing

TRADE-OFFS

Timely therapy delivery ***vs.*** ***Exposure to known significant complications***	***Avoid exposure to significant complications*** ***vs.*** ***Foregoing surfactant treatment results in notable nCPAP failure rate***

Ultimately, more than 50% of RDS infants are intubated and ventilated

Source: Windtree and third-party market research

Windtree Technology Platform – AEROSURF®

Proprietary Synthetic KL4 Surfactant

+

Proprietary Innovative Aerosol Delivery System (ADS)

Structurally similar to human lung surfactant

Liquid KL4 surfactant (intratracheal instillate) for RDS **approved by the FDA**

Lyophilized KL4 surfactant currently being developed for **AEROSURF**



Utilizing pressure and heated capillary has demonstrated ability to **aerosolize KL4 surfactant**

Controlled, effective and reproducible performance validated in studies





- KL4 surfactant has been shown to improve lung function in premature infants, resulting in decreased nCPAP failures and need for invasive intubation
- KL4 surfactant also has anti-inflammatory and other potentially positive attributes

Transformative Potential of AEROSURF®

	Surfactant Therapy	nCPAP Respiratory Support	The potential for AEROSURF
BENEFITS	Reversing surfactant deficiency has a profound positive impact on respiration Surfactant therapy delivers near-immediate clinical improvement	Avoids exposure to the risks of invasive delivery of surfactant therapy	**The benefits of traditional surfactant therapy without the complications associated with intubation and mechanical ventilation** *Noninvasive administration eliminates or reduces the need to delay surfactant therapy* *Synthetic formulation* **Reduced morbidity** **Lower total cost of care**
RISKS	~~BPD Infection, ventilator-induced pneumonia Bradycardia, hypertension, and hypoxemia Peri-dosing events associated with bolus administration Airway trauma Lung injury Pain, discomfort Long-term impacts including vocal cord damage, asthma, lung damage~~	~~Negative impacts of delayed surfactant replacement therapy (SRT) Prolonged RDS until either endogenous surfactant production or transfer to invasive surfactant therapy Significant rate of nCPAP failure leading to delayed surfactant therapy via intubation and mechanical ventilation~~	

Business Development Focus

We are actively engaged in discussions with multiple companies with a proactive focus as follows:

Short-term

- Cardiovascular Partner – China
- Pure SERCA2a Pharma Partner – Global
- AEROSURF® / KL4 Licensing ex-Asia

Mid-term (Data & EOP2)

- Heart Failure Portfolio Partner – Global
- Rosta Out-License - Global

Long-term (Strategy)

- Portfolio Optimization and Expansion
- Retained US Co-Promo Rights

WINDTREE THERAPEUTICS